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                                                                      EXHIBIT 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 Nos. 33-82486, 33-82488 and 33-63953.



ARTHUR ANDERSEN LLP



St. Louis, Missouri,
March 23, 2001